UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 7, 2014

AUXILIO, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-27507	88-0350448
(Commission File Number)	(I.R.S. Employer Identification No.)

26300 La Alameda, Suite 100
Mission Viejo, California  92691
(Address of principal executive offices)

(949) 614-0700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

[Missing Graphic Reference]

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.01	Completion of Acquisition or Disposition of Assets.
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02	Unregistered Sales of Equity Securities.

Stock Purchase Agreement – Delphiis, Inc.

On July 7, 2014, Auxilio, Inc. (“Auxilio”) entered into a Stock Purchase Agreement (the “Agreement”) with Delphiis, Inc., a California corporation (“Delphiis”), certain stockholders of Delphiis (the “Stockholders”), and Mike Gentile, as seller representative (“Gentile”).  By agreement of the parties, the effective date of the Agreement was July 1, 2014.

Pursuant to the Agreement, Auxilio acquired 100% of the issued and outstanding shares of common stock (the “Shares”) of Delphiis from the Stockholders.  The purchase price paid for the Shares consisted of three components: the Securities Consideration, the Cash Consideration, and the Debt Assumption.

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The Securities Consideration consisted of 930,406 shares of Auxilio common stock (the “Auxilio Stock”), which was the number of shares having an aggregate value of $1,250,000, with the price per share equal to the average of the closing price of Auxilio common stock on the OTC Markets for the 20 most recent trading days prior to the closing date, rounded up to the nearest whole number of shares.

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The Cash Consideration was equal to $1,000,000 minus any Transaction Payments (defined as certain expenses of the Stockholders and certain expenses of Delphiis) to the extent such Transaction Payments in the aggregate exceeded $12,000.

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The Debt Assumption was equal to $463,722.96 which is currently owed by Delphiis to Gentile and two other parties.  By way of background, of such amount, $363,722.96 is represented by certain amended and restated promissory notes (the “Notes”) dated of even date with the Agreement, which bear interest at the rate of 4% per annum, and pursuant to which Delphiis was to make quarterly interest-only payments on the total principal amount outstanding at the end of each calendar quarter.  The Notes have a maturity date which is 24 months from the date of the Agreement and contain no prepayment penalty.  Pursuant to the terms of the Notes, Delphiis will pay (i) fifty percent (50%) of the outstanding amount due under such Notes at such time as Delphiis achieves $1,500,000 of bookings measured from the date of the Agreement, and (ii) the remaining fifty percent (50%) will be paid at such time as Delphiis achieves $4,000,000 of bookings measured from the date of the Agreement, all as set forth in the Notes.  Delphiis also agreed to pay the remaining $100,000 to Gentile and the other noteholders upon Delphiis’s collection of $100,000 from accounts receivable outstanding as of June 30, 2014.  Pursuant to the Agreement, Auxilio, as the sole owner of Delphiis, agreed to assume the obligations of Delphiis and to make the payments pursuant to the terms of the Notes.

Pursuant to the Agreement, Delphiis and the Stockholders agreed to deliver to Auxilio certificates representing the Shares; the corporate record books of Delphiis; the Escrow Agreement (described below); the Gentile Employment Agreement (described below). Auxilio agreed to deliver the Cash Consideration; the Securities Consideration; the signed Escrow Agreement; the signed Gentile Employment Agreement.

Escrow Agreement

In connection with the Agreement, Auxilio, the Stockholders, and Colonial Stock Transfer (the “Escrow Agent”) entered into an Escrow Agreement, pursuant to which Auxilio deposited $100,000 of the Cash Consideration into an escrow to be held by the Escrow Agent to cover any indemnification claims made pursuant to the Agreement.  If no indemnification claims have been made prior to July 7, 2015, the Escrow Agent will release the escrowed funds to the Stockholders.

Gentile Employment Agreement

In connection with the Agreement, Auxilio and Gentile entered into an employment agreement (the “Gentile Employment Agreement”), pursuant to which Gentile was employed to serve as Executive Vice President of Innovation and Security of Auxilio.  The initial term of the Gentile Employment Agreement is for three years (unless sooner terminated), and automatically renews for subsequent twelve-month periods unless either party determines to not renew.  Gentile’s base annual salary will be $200,000, and Gentile will be eligible to receive incentive compensation.  Gentile will also receive 400,000 shares of Auxilio stock, vesting as follows: 100,000 shares will vest 2 years from the date of the Gentile Employment Agreement; 100,000 shares will vest 3 years from the date of the Gentile Employment Agreement; 100,000 shares will vest 4 years from the date of the Gentile Employment Agreement; and 100,000 shares will vest 5 years from the date of the Gentile Employment Agreement.

The foregoing summaries of the terms and conditions of the Stock Purchase Agreement, the Escrow Agreement, and the Gentile Employment Agreement do not purport to be complete, and are qualified in their entirety by reference to the full text of the Stock Purchase Agreement, which is included as an exhibit hereto, as well as the Escrow Agreement and the Gentile Employment Agreement, which are included as exhibits to the Stock Purchase Agreement.

Issuance of Auxilio Common Stock as Securities Consideration

The Auxilio Stock issued as the Securities Consideration in the Agreement was issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(a)(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) there was no public offering or general solicitation with respect to the offering of such shares, (b) each Stockholder was provided with certain disclosure materials and all other information requested with respect to Auxilio, (c) each Stockholder acknowledged that the Auxilio Stock was being acquired for investment intent and constitute “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (d) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

Item 8.01                       Other Events.

On July 8, 2014, Auxilio issued a press release regarding the acquisition of Delphiis described above under Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by this Item are not being filed herewith. To the extent such information is required by this Item, it will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by this Item is not being filed herewith.  To the extent such information is required by this Item, it will be filed by amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description

99.1	Stock Purchase Agreement
99.2	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIO, INC.

Date:	July 8, 2014
By:	/s/ Paul T. Anthony
Name:	Paul T. Anthony
Title:	Chief Financial Officer